UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 23, 2023

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose
California	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2023, Archer Aviation Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders virtually (the “Annual Meeting”). The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023. There were 120,020,095 shares of Class A common stock and 34,828,314 shares of Class B common stock present at the Annual Meeting, online or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, each share of Class A common stock represented one vote and each share of Class B common stock represented ten votes.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

To elect certain directors of the Company, each to serve a three-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

To approve the issuance of Class A common stock pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement, in accordance with the listing rules of the New York Stock Exchange; and

To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Barbara Pilarski	420,455,688	14,633,192	33,214,355
Maria Pinelli	434,707,111	381,769	33,214,355
Michael Spellacy	422,908,953	12,179,927	33,214,355

Barbara Pilarski, Maria Pinelli and Michael Spellacy were elected as Class II directors to serve until the 2026 Annual Meeting of Stockholders.

Proposal 2: Approval of the issuance of Class A common stock pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement, in accordance with the listing rules of the New York Stock Exchange.

Votes For	Votes Against	Abstentions	Broker Non-Votes
431,937,529	2,896,120	255,231	33,214,355

The stockholders approved the issuance of Class A common stock pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement, in accordance with the listing rules of the New York Stock Exchange.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
467,790,722	379,417	133,096

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. There were no broker non-votes on this matter.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.
Date: June 26, 2023
	By:	/s/ Andy Missan
	Name:	Andy Missan
	Title:	Chief Legal Officer and Secretary